SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   F O R M 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 3, 1997


                                PALL CORPORATION
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             (Exact name of registrant as specified in its charter)




          New York                       1-4311                  11-1541330
----------------------------    -------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



2200 Northern Boulevard, East Hills, New York                    11548
---------------------------------------------                   --------
  (Address of principal executive offices)                     (Zip Code)


                                 (516) 484-5400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

         On February 3, 1997, the Registrant acquired Gelman Sciences Inc., a Michigan corporation ("Gelman"), through a merger of Pall Acquisition Corporation, a wholly-owned subsidiary of the Registrant, with and into Gelman (the "Merger"). Gelman's common stock at the time of the Merger was registered under Section 12(b) of the Securities Exchange Act of 1934 (Commission File No. 1-7828) and listed on the American Stock Exchange. As a result of the Merger, Gelman became a wholly-owned subsidiary of the Registrant, and each outstanding share of the common stock of Gelman was converted into the right to receive
1.3047 shares of the common stock of the Registrant. Cash will be paid in lieu of fractional shares of the Registrant, equal to the fractional share interest to which a Gelman stockholder would otherwise be entitled multiplied by $22.50, the closing price of a share of the Registrant's common stock for New York Stock Exchange composite transactions on January 31, 1997, the last trading day immediately preceding the effective date of the Merger. At the time of the Merger, there were 8,129,937 shares of Gelman Common Stock issued and outstanding, which will be exchanged for approximately 10,607,000 shares of the Registrant's Common Stock.

         Additional information concerning the Merger was previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the Registrant's Registration Statement on Form S-4, Registration No. 333-17417 (the "S-4 Registration Statement").


Item 7.           Financial Statements and Exhibits.

         (a) Financial statements of Gelman are not required in this Report, pursuant to Section 3-05(b)(2)(i) of Regulation S-X.

         (b) Pro forma financial information giving effect to the Merger was previously reported (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) in the Registrant's Registration Statement on Form S-3, Registration No. 333-18971.

         (c)      Exhibits.

         Exhibit No.
         -----------

             2   -   Agreement and  plan of  Reorganization  and Merger  made on
                     October  27,  1996,  by  and  among  the  Registrant,  Pall
                     Acquisition Corporation and Gelman (filed as Exhibit A to the Joint Proxy Statement/Prospectus constituting Part I of the S-4 Registration Statement and incorporated herein by reference).



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PALL CORPORATION
                                           (Registrant)



                                           By:/s/Jeremy Hayward-Surry
                                              ---------------------------
                                                 Jeremy Hayward-Surry
                                                 President, Treasurer and
                                                   Chief Financial Officer
Date: February 14, 1997


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